Offerings - Offering: 1	Sep. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Common Shares, no par value per share
Amount Registered | shares	44,735,000
Proposed Maximum Offering Price per Unit	48.11
Maximum Aggregate Offering Price	$ 2,152,200,850.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 297,218.94
Offering Note	The amount registered includes common shares of the registrant subject to the underwriters' option to purchase additional common shares to cover over-allotments, if any. The U.S. dollar equivalent of the proposed maximum offering price per unit (CAD$66.85) has been calculated using a Canadian dollar/U.S. dollar exchange rate of CAD$1.3896 = US$1.00 on September 1, 2026, as published by Bloomberg L.P.